EXHIBIT 10
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 (the “Registration Statement”) of our report dated April 25, 2014, relating to the financial statements of FS Variable Separate Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 28, 2014, relating to the consolidated financial statements of The United States Life Insurance Company in the City of New York, which appears in such Registration Statement. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP Houston, Texas
November 3, 2014